SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. ___ )


 Filed by the Registrant              /X/

 Filed by a Party other               /  /
than the Registrant

 Check the appropriate box:

  /X/ Preliminary Proxy Statement

  / / Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

  /  Definitive Proxy Statement

  / / Definitive Additional Materials

  / / Soliciting Material Pursuant toss.240.14a-12

                              QLINKS AMERICA, INC.
                (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (4) Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                              Qlinks America, Inc.
                           112 N. Rubey Dr., Suite 180
                             Golden, Colorado 80403
                                      (303)
November ____, 2006

Dear Shareholder:

         Enclosed is a notice of a Special Meeting of Shareholders of Qlinks America, Inc (the "Qlinks"), a Colorado Corporation, to be held on _______________________, 2006 (the "Special Meeting") together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

         The purpose of the Special  Meeting is to consider and vote to approve:
(1) Restated and Amended Articles of Incorporation for the Company, and (2) a Key Personnel Stock Option Plan ("the Plan"), under which the Company will issue up to Two Million (2,000.000) shares of the common stock of the Company to be used to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

         As discussed in more detail in the enclosed Proxy Statement, the current Articles of Incorporation of the Company do not prohibit cumulative voting for directors, limit the authorized shares of the common stock of the Company to Thirty Million (30,000,000) shares, and do not provide for action to be taken by a majority of shareholder by writings necessary to effect action without a meeting as authorized by Colorado Revised Statutes section 7-107-104. Management proposed the approval of the amended and Restated Articles of Incorporation to eliminate cumulative voting for directors, to increase the authorized shares of common stock to One Hundred Million (100,000,000) shares, and to provide that actions may be taken by a majority of the shareholders without a meeting when writings signed by the shareholders necessary to approve an action are received by the corporation as authorized by Colorado corporate law as referenced above.

         Further, as discussed in the enclosed Proxy Statement, Management proposed to implement a Key Personnel Stock Option Plan to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Two Million (2,000,000) shares of common stock will be authorized to be issued pursuant to the provisions of the Key Personnel Stock Option Plan

         If you were a shareholder of record as of the close of business on __________________, 2006, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card. The Board of Directors of the Company has recommended approval of the proposals summarized above and more definitively discussed in the Enclosed Proxy Statement and encourages you to vote "FOR" these proposals. If you have any questions regarding the issue to be voted on, please do not hesitate to call1 (303) 328-3292.

         Whether or not you are planning to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the Company's address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.

         Thank you for taking the time to consider this important proposal and for your continuing investment in the Qlinks.

Sincerely,

Qlinks America, Inc.
a Colorado Corporation

/s/ James O, Mulford

                              Qlinks America, Inc.
                           112 N. Rubey Dr., Suite 180
                             Golden, Colorado 80403
                                 (303) 328-3290

                            NOTICE OF SPECIAL MEETING
                       TO BE HELD _________________, 2006


     The Board of Directors of Qlinks America, Inc, a Colorado corporation, will hold a Special Meeting of Shareholders (the "Meeting") of the Qlinks America, Inc. ("Qlinks"),

         Notice is hereby given that the Meeting will be held on ___________________________, 2006, at _____ a.m., Mountain Standard Time, at the
offices of the Qlinks, 112 N. Rubey Dr., Suite 180, Golden, Colorado 80403. At the Meeting, shareholders of Qlinks, voting separately, will be asked to consider and act upon the proposals noted below:

         1. To approve the filing of Amended and Restated Articles of Incorporation for the Company which will (a) eliminate cumulative voting for directors, (b) increase the authorized shares of common stock of the Company from Thirty Million (30,000,000) to One Hundred Million (100,000,000), and (c) provide for actions to be taken by a majority of the shareholder without a meeting when such shareholders necessary to approve corporate action provide approval in writing to the corporation as authorized by Colorado Statutes 7-107-104.

         2. To approve the implementation of the Key Personnel Stock Option Plan providing for the

         Shareholders of record at the close of business on _________________, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the Company's address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.

By Order of the Board of Directors

/s/ James O. Mulford

James O. Mulford, President
________________, 2006

                        SHAREHOLDER QUESTIONS AND ANSWERS
      Voting the Proposal under the Qlinks America, Inc. Proxy Solicitation

         The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals affecting Qlinks to be considered at the shareholder meeting or at any adjournment thereof (the "Meeting"). If you have any questions regarding the Proxy Statement, please do not hesitate to call us at (303) __________________.

When and where will the Shareholder Meeting be held?

         The Meeting will be held _______________________,  2006, at _____ a.m.,
Mountain Standard Time, at the offices of the Qlinks, 112 N. Rubey Dr., Suite 180, Golden, Colorado 80403. At the Meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the Meeting in person, because the proxies named on your ballot will cast your vote on your behalf. In order for your ballots to be counted at the Meeting please return your proxy card promptly.

On what proposal am I being asked to vote?

         You are being asked to approve (1) Restated and Amended Articles of Incorporation for the Company, and (2) a Key Personnel Stock Option Plan, under which the Company will issue up to Two Million (2,000.000) shares of the common stock of the Company to be used to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business.

Has the Board approved the proposals?

     Yes.  The  Board  of  Directors   unanimously  approved  this  proposal  on
_____________________, 2006 and recommends that you vote to approve the proposals.

Why am I being asked to approve the Amended and Restated Articles of Incorporation?

         The current Articles of Incorporation of the Company were implement before the Company became a public entity and at a time when the ownership group was very small. Cumulative voting for directors was intended to allow each owner to insure representation on the Board of Directors. As the Company has now evolved, Management believes that the purpose of Cumulative voting is no longer valid and that Cumulative voting will be confusing and cumbersome. By eliminating cumulative voting, each shareholder will have one vote per each share owned for each person nominated to the Board and a majority vote will determine the election of each director individually.

         The Board believes that an increase in the number of authorized shares will increase the flexibility of the Company with respect to future capitalization needs which may arise and in the event of any future merger, acquisition, or similar transaction possibilities that may arise.

         Currently, the Company may obtain shareholder consent to proposed actions without the necessity of a meeting by unanimous consent of the shareholders. Colorado law has recently been changed to allow the Company to obtain shareholder approval of proposed actions with written approval of a majority of the shareholder without the necessity of a meeting provided that the Articles of Incorporation allow for such procedure. The Board believes that this change in Colorado law which is designed to allow for more streamlined procedures should be adopted by the Company to simplify the procedure for obtaining shareholder approval of proposed actions.

          The Board believes that the proposed Amended and Revised Articles of Incorporation are fair to, and in the best interests of, Qlinks and its shareholders. However, as required by Colorado law and because Qlinks is registered under the Securities and Exchange Act of 1934, it is necessary that the proposed Amended and Restated Articles of Incorporation be approved by Qlinks' shareholders prior to becoming effective, you are being asked to approve the Amended and Restated Articles of Incorporation.

Why am I being asked to approve the Key Personnel Stock Option Plan?

         The Board believes that the implementation of the Plan will have a beneficial effect in providing an incentive to employees and consultants of the Company to motivate superior job performance and retention of such employees and consultants.

Who is eligible to vote?

         The record holders of outstanding shares of Qlinks are entitled to vote one vote per share on all matters presented at the Meeting with respect to the proposals. Shareholders of Qlinks at the close of business ______________________, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were _________________ shares of common voting shares of Qlinks outstanding and entitled to vote, representing total net assets of approximately $________________.

  How  can I  vote  my  shares?

     For your convenience, you may vote your ballot in person or by returning the enclosed proxy. o By Mail: Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

What will happen if there are not enough votes to approve the Proposals?

         It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response after a short time, you may be contacted by officers or agents of Qlinks who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Proposals by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1. If the shareholders of Qlinks do not approve the Proposals the proposed actions cannot be taken and Management believes that this will decrease the flexibility of the Company to move forward and will create obstacles to future opportunities that may become available to the Company. In that event, Qlinks will seek to find other options which may of benefit to the Company.

                              Qlinks America, Inc.
                           112 N. Rubey Dr., Suite 180
                             Golden, Colorado 80403
                                      (303)


                                 PROXY STATEMENT
                      ______________________________, 2006



         General. This Proxy Statement is furnished to the shareholders of the Qlinks America, Inc ("Qlinks"), a Colorado corporation, on behalf of the Company's Board of Directors in connection with Qlinks' solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of Qlinks (the "Meeting") to be held ________________, 2006, at _____ a.m., Mountain
Standard Time time, at the offices of Qlinks', for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement to shareholders ________________, 2006. At the Meeting, the shareholders of Qlinks, voting separately, will be asked:

         1. To approve the filing of Amended and Restated Articles of Incorporation for the Company which will (a) eliminate cumulative voting for directors, (b) increase the authorized shares of common stock of the Company from Thirty Million (30,000,000) to One Hundred Million (100,000,000), and (c) provide for actions to be taken by a majority of the shareholder without a meeting when such shareholders necessary to approve corporate action provide approval in writing to the corporation as authorized by Colorado Statutes 7-107-104.

         2. To approve the implementation of the Key Personnel Stock Option Plan providing for the

         Record Date/Shareholders Entitled to Vote. Qlinks is a Colorado corporation and is registered under the Securities Exchange Act of 1934. The record holders of outstanding common voting shares of Qlinks are entitled to vote one vote per share on all matters presented at the Meeting with respect to Qlinks. Shareholders of Qlinks at the close of business on ____________________, 2006 will be entitled to be present and vote at the Meeting. As of that date, there were _____________________ shares of Qlinks outstanding and entitled to vote, representing total net assets of approximately $__________________.

         Voting Proxies. You should read the entire proxy statement before voting. If you have any questions regarding the proxy statement, please call
(303) 328-3292. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of Qlinks prior to the Meeting, by delivering a subsequently dated proxy card, or by attending and voting at the Meeting in person. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement will vote FOR Proposal No. 1 and FOR Proposal No. 2 and may vote in their discretion with respect to other matters not now known to the Board of Directors that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of Qlinks at Qlinks' address noted above, delivering a duly executed proxy bearing a later date, or by voting in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

         Quorum Required. Qlinks must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to Qlinks. Under the Qlinks' By-Laws, a quorum is constituted by the presence in person or by proxy of a majority of the outstanding shares of Qlinks entitled to vote at the Meeting.

         Required Vote. The Proposal will be voted on by all shareholders of Qlinks. Along with the approval of the Board of Directors of Qlinks, which Qlinks has already obtained, the affirmative vote of the holders of a majority of the outstanding shares of Qlinks is required for the Amended and Restated Articles of Incorporation to be filed with the Colorado Secretary of State and to become effective. Likewise, the affirmative vote of the holders of a majority of the outstanding shares of Qlinks is required for the Key Personnel Stock Option Plan to become effective. "Majority" for this purpose mans shares representing more than 50% of the outstanding shares entitled to vote at the meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which the proxy is entitled to vote.

         If a quorum is not present or sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and will vote against adjournment all proxies that voted against Proposal No. 1.

         Abstentions and non-votes will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and non-votes will not, however, be counted as voting on any matter at the Meeting. If any proposal requires the affirmative vote of a majority of Qlinks' outstanding shares for approval, a non-vote or abstention will have the effect of a vote against the proposal.

         Method and Cost of Proxy Solicitation. Proxies will be solicited by Qlinks primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of Qlinks, who will not be paid for these services. Qlinks will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies. Qlinks may also request, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of Qlinks held of record by such persons. Qlinks may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of Qlinks.

         Other Information. Qlinks' current Stock Transfer Agent is TranShare.

         Share Ownership. To the knowledge of the Qlinks' management, as of the close of business on ____________________________, 2006, the officers or
Directors of Qlinks listed below owned beneficially or of record more than 5% of Qlinks' outstanding shares. To the knowledge of Qlinks management, before the close of business on ______________________, 2006, persons owning of record more than 5% of the outstanding shares of Qlinks were as follows:


--------------------------------------------------------------------------------
Name and Address          Number of Shares        % Ownership  Type of Ownership

William R. Jones              4,625,000                 24.74%            Record


James O.Mulford               4,450,000                 23.81%        Record &
                                                                      Beneficial

Volckmann Family Trust
(Dated 12/6/1991)             2,113,300                 11.31%            Record


JB Smith Family
Enterprises, LLLP               995,250                 5.32%             Record

--------------------------------------------------------------------------------
         Information about Qlinks. Qlinks is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a web-site that contains information about Qlinks (www.sec.gov.). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington D.C. 20549. Copies of such materials can be obtained, after paying a duplicating fee, from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0112.

         Reports to Shareholders. Copies of Qlinks' most recent annual and semi-annual reports are available without charge upon writing to Qlinks, 112 N. Rubey Dr., Suite 180, Golden, Colorado 80403 or by calling, toll-free, 1-__________________. These reports are also available on the sec's website, www.sec.gov. The annual report is also available on Qlinks' website:
-----------

                                    PROPOSALS

PROPOSAL  NO.  1  TO  APPROVE  AND  FILE   AMENDED  AND  RESTATED   ARTICLES  OF
INCORPORATION FOR THE COMPANY
         Summary of the proposed Amended and Restated Articles of Incorporation.

         A copy of the proposed Amended and Restated Articles of Incorporation is attached to this Proxy Statement as Exhibit A. The following description of the Amended and Restated Articles of Incorporation is only a summary. You should refer to Exhibit A for the exact language and form of the proposed Amended and Restated Articles of Incorporation and the description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Background.

         The Articles of Incorporation currently in effect and originally filed for the Company did not prohibit cumulative voting by the shareholders for the election of directors, authorized Thirty Million shares of common voting stock for the Company, and did not provide for the majority consent to shareholder action without a meeting if writings signed by such majority are received by the Company.

         Cumulative Voting.

         Cumulative voting provides minority shareholders a greater opportunity to effect the election of individuals to the board of directors. The use of cumulative voting for the election of corporate board of directors originated to give minority shareholders a greater right to make sure that they have at least some representation on the Board of Directors. In most instances, a stockholder is entitled to cast one vote for each share of stock that he or she owns every time matters are brought before the stockholders for a vote. Voting for the corporate board of directors is no exception to this rule. Since directors run for individual positions, minority shareholders are sometimes limited in their ability to exert influence in the elections of individuals to the Board. By using cumulative voting, minority shareholders can have greater input and involvement in the election of the corporate board of directors. Cumulative voting gives minority shareholders the right to use all their voting power at one time by casting all of their votes for one individual.

         In a cumulative voting system, the number of votes available to a shareholder in any given election is equal to the number of shares outstanding held by the shareholder times the number of positions up for vote. All positions are voted on at the same time, and the person with the highest amount of votes wins the election. The key difference between cumulative voting and plurality voting is that these votes may be voted in any possible combination and may all be cast for the same director. For example, if shareholders were asked for five directors, each share would be entitled to five votes, which could all be cast for the same candidate. It is important to remember that cumulative voting will only be used to elect the board of directors, and is not applicable for other votes held by shareholders or the board of directors.

         The Board of Directors believes that each director should represent all stockholders, and therefore feel that a plurality vote is the best way to achieve this goal. Cumulative voting may allow for the election of a director who feels accountable only to a specific segment of the shareholders, and then may feel obligated to address their interests and desires of that segment rather than the general corporate good.

         Cumulative voting can also sometimes be used to assist a hostile takeover effort by allowing the aggressor company to gain a foothold on the Board of a target company and the Board believes that is in the best interest of the Company to not allow this opening. In addition, cumulative voting could lead to the election of incompetent directors or to minority interests that may gain an advantage for competitive purposes contrary to best interests of the Company and for the protection of the trade secrets of the Company. Special interest factionalism can be created by a system that uses cumulative voting, which can hinder a company's performance.

         Finally,   cumulative   voting  can  be  confusing   and  difficult  to
understand.


     Increase in Authorized Common Voting Shares from 30,000,000 to 100,000,000

         The Company currently has issued and outstanding 18,691,680 shares of its common voting stock. This leaves the Company with authorized and un-issued shares in the number of 11,308,320 . The Board of Directors believes that an increase in the number of authorized shares will increase the flexibility of the Company with respect to future capitalization needs which may arise and in the event of any future merger, acquisition, or similar transaction possibilities that may arise. An increase in the authorized shares may cause dilution to the current shareholders, but the Company is in a formative stage of development with new technologies and applications. The environment the Company is creating and entering is fluid and as the Company moves forward in establishing its business and applications, the Board of Directors believes that many opportunities may be encountered that will provide opportunities that may be beneficial to the Company and its shareholders. Of course, there is no assurance of this, but an increase in the number of shares may provide flexibility in the event of any future needs to raise capital, seek acquisition opportunities, seek merger possibilities, seek joint venture opportunities, consider stock splits, or other unanticipated events and opportunities.

         The current Articles of Incorporation authorize 30,000,000 shares of common voting stock of which 18,691,680 have been issued. The proposed amendment would add authorization for the issuance of an addition 70,000,000 shares of common voting stock for a total authorization of 100,000,000.

         Shareholder Actions Taken Without Shareholder Meetings

         Currently, the corporation's bylaws allow for shareholder actions to be taken with the unanimous consent of all shareholders. Colorado Statute 7-107-104 has been recently amended to allow for shareholder action to be taken without a meeting if the shareholders having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting consent to such action in writing without a meeting. This change was implemented by the legislature to provide for more flexibility in corporate governance and easier procedures to allow shareholders to vote on matters without the necessity of a meeting. It recognizes that as a corporation gains a large number of shareholders it is almost impossible to get unanimous approval in writing from every single shareholder. This in practical terms requires that a meeting be held each time a shareholder action is necessary. By lowering the standard to majority approval instead of 100% approval the legislature has made the use of written approvals much more practical and more likely to be used when convenient. Also it recognizes that majority rule of shareholders may be exercised as well in written votes submitted to the corporation as in a meeting. The Board of

         Recommendation of the Board of Directors

         The Board of Directors believes that a majority vote election of each Director is simple, well understood, promotes corporate unity on the Board of Directors, and provides for a majority rule system that discourages factions and special interests which may divide Boards and make it more difficult to set direction and make decisions. Colorado law provides that cumulative voting is applicable unless the Articles of Incorporation contain provisions disallowing it. The current Articles of Incorporation do not contain such a provision. The proposed amendment would add this provision to the Articles of Incorporation and the Board believes this will streamline the election process for the election of directors, promote a unified board, allow for majority rule with respect to each director elected, and simplify the election procedure.

         The Board of Directors believes that an increase in the number of authorized shares will promote future capitalization needs which may arise, provide flexibility in the event of any future merger, acquisition, or similar transaction possibilities that may arise. The Board of Directors believes that it is in the interest of the Company to increase the number of shares to provide maximum flexibility in the event of any future needs to raise capital, seek acquisition opportunities, seek merger possibilities, seek joint venture opportunities, consider stock splits, or other unanticipated events and opportunities.

         The Board of Directors believes that this change in the statute of Colorado benefits the Company by making consent to corporate action by the shareholders more convenient and easier to accomplish without the necessity of holding a meeting each time. The Board recommends approval of this change in the Articles of Incorporation.

         The Board of Directors believes that these proposed changes contained in the Amended and Restated Articles of Incorporation will promote the purposes set forth above and recommends that the shareholders approve the Amended and Restated Articles of Incorporation for filing and implementation.

            PROPOSAL NO. 2 TO APPROVE KEY PERSONNEL STOCK OPTION PLAN

         Summary of the proposed Key Personnel Stock Option Plan.

         A copy of the proposed Key Personnel Stock Option Plan (the "Plan") is attached to this Proxy Statement as Exhibit B. The following description of the Plan is only a summary. You should refer to Exhibit B for the exact language and form of the proposed Plan and the description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

         Background.


         Many companies use employee stock options plans to compensate, retain, and attract key employees. These plans constitute contracts entered into between a company and the employees or consultants benefiting from the plan that give such employees or consultants the right to buy a specified number of the company's shares at an established price within a time period specified in the plan. Employees or consultant who are granted stock options receive an incentive to their performance for the company and hope to profit by exercising their options at a time when the value is higher than at the time they were granted.


     Summary Description of General Provisions of Proposed Key Personnel Stock Option Plan.

         Purpose. The purposes of the Key Personnel Stock Option Plan proposed by the Board of Directors to be implemented by Qlinks is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries, to give key personnel the opportunity to have ownership in the company where they invest their time and talent, and to promote the success of the Company's business.

     Types of Options. Pursuant to the Plan two types of stock options may be granted. These are: (1) Incentive Stock Options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. This means that persons receiving such options, provided the statutory requirements are met, do not pay income tax when the options are granted or when they're exercised. Instead, the tax is deferred until they sell the stock, at which time they are taxed for your entire gain. As long as they sell at least two years after the options were granted and at least one year after they exercised them, the tax on the sale of the stock will be at the lower, long-term capital gains rate. If the requirements of the tax code are not met the sale is considered a "disqualifying disposition", and the sale be taxed as if you had held nonqualified options (the gain at exercise is taxed as ordinary income, and any subsequent appreciation is taxed as capital gains as described below) and
(2) Non-statutory Stock Options not intended to qualify as Incentive Stock Options. This means that the recipient of the option would not owe taxes when the options are granted, but will pay ordinary income tax on the difference between the exercise price and the current stock price value when the option is exercised. Companies can deduct this amount as a compensation expense. The subsequent appreciation, if any, of the stock between the exercise and the sale of the stock is taxed at capital gains rates, providing the holding periods are met. The notice of grant of the options will specify the type of option being granted.

         Eligibility to participate in the Plan. Non-statutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. The grant of a stock option does not constitute a guarantee of employment to any person and the Plan provides for contingencies of termination of employment, resignation, death and disability of participants by defining the rights afforded in such situations.

         Administration of the Plan. The Plan shall be administered by the Board or by a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Colorado corporate and securities laws and of the Internal Revenue Code.

         Shares Issued under the Plan. The maximum aggregate number of Shares which may be placed under option and sold under the Plan is Two Million (2,000, 000) Shares. The Shares may be authorized, but un-issued or reacquired Common Stock of the Company. Options for all Two Million (2,000,000) shares may not be granted and a lesser number may actually be granted

         Exercise Price of Options. The per Share exercise price for the Shares issued pursuant to the grant of options shall be determined by the Board of Directors, subject to the following conditions. The per Share exercise price for the Shares to be issued pursuant to exercise of an Incentive Stock Option shall be 100% of the fair market value per share on the date of the grant, except that for any employee who at the time of the grant owns more that 10% of the voting power, the exercise price shall be no less than 110% of the fair market value on the date of the grant. The per Share exercise price for the Shares to be issued pursuant to exercise of a Non-statutory Stock Option shall be 85% of the fair market value per share on the date of the grant, except that for any employee or consultant who at the time of the grant owns more that 10% of the voting power, the exercise price shall be no less than 110% of the fair market value on the date of the grant.

         Criteria set by Board. Any option granted pursuant to the Plan shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company or the recipient of the option and as shall be permissible under the terms of the Plan.

         Recommendation of the Board of Directors.

         The  Company  is  in  a  formative   stage  of  development   with  new
technologies and applications. It is imperative that the Company be able to attract and retain employees and consultants of a caliber that will provide the Company with the expertise and experience that will allow the Company to press forward with its agenda, applications, and business and to be responsive to new technologies and ideas that could benefit the Company. Many employees and consultants are highly sought after in a competitive employment market that values highly skilled and experiences people. The environment the Company is creating and entering is fluid and as the Company moves forward in establishing its business and applications, the Board of Directors believes that in order to be competitive for skilled people the option to offer Stock Options places the Company in a strong position to attract and retain such people to its cause. The Board believes that the opportunity to participate in ownership provides a strong incentive to performance and longevity of key personnel who can contribute to the business objectives of the Company.

         The Board of Directors recommends approval of the Key Personnel Stock Option Plan by the shareholders and believes such Plan will contribute to the business of the Company.

                               GENERAL INFORMATION

         Other Matters to Come Before the Meeting. Qlinks management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

         Shareholder Proposals. The Meeting is a special meeting of shareholders. This special meeting is not intended to replace the annual meeting of shareholders. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Qlinks' proxy materials, the shareholder should provide the proposal to Qlinks within a reasonable time prior to Qlinks printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

To ensure the presence of more than 50% of the outstanding shares entitled to vote at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

/s/ James O. Mulford

James O. Mulford, President

Golden, Colorado

________________________, 2006

                                      PROXY

                               QLINKS AMERICA, INC

                         SPECIAL MEETING OF SHAREHOLDERS
                           _____________________, 2006

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             OF QLINKS AMERICA, INC.


         The undersigned hereby appoints William R. Jones and James O. Mulford, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Qlinks America, Inc ("Qlinks") to be held _________________, 2006 at the offices of Qlinks at its offices located at 112 N. Rubey Dr., Suite 180, Golden, Colorado (the "Meeting"), to vote, as designated below, all shares of Qlinks held by the undersigned at the close of business on _________________, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE:____, 2006

         NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s)

(Titles if applicable)



         This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN FOVOR OF PROPOSAL 2 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X|
                     PLEASE DO NOT USE FINE POINT PENS.

     To approve the filing of Amended and Restated Articles of Incorporation for the Company which will (a) eliminate cumulative voting for directors, (b) increase the authorized shares of common stock of the Company from Thirty Million (30,000,000) to One Hundred Million (100,000,000), and (c) provide for actions to be taken by a majority of the shareholder without a meeting when such shareholders necessary to approve corporate action provide approval in writing to the corporation as authorized by Colorado Statutes 7-107-104.

/ /FOR              / /AGAINST                / /ABSTAIN

     To approve the implementation of the Key Personnel Stock Option Plan providing for the issuance of up to Two Million (2,000,000) shares of common stock under the provisions of the Plan.

 / /FOR              / /AGAINST                / /ABSTAIN

     In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.


             WE NEED YOUR VOTE BEFORE ______________________, 2006.

         Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of Qlinks a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

                             THANK YOU FOR YOUR TIME